UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Report to Shareholders

Institutional Small-Cap Stock Fund	June 30, 2014

Highlights

  Small-cap shares generated decent returns in the past six months, though they were no match for the strong gains of mid- and large-cap stocks.

  The fund gained 4.34% in the six-month period ended June 30, 2014, exceeding the returns of the Russell 2000 Index and our Lipper peer group index.

  Strong relative performance was driven by stock selection in the industrials and business services, materials, and health care sectors. Our stock selection in information technology weighed on results.

  Despite modest relative gains compared with mid- and large-cap shares, small-caps remain richly valued on a relative basis, and we are mindful of valuation metrics as we continue to seek out durable growth and value companies that should benefit from the economic expansion.

The views and opinions in this report were current as of June 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter

T. Rowe Price Institutional Small-Cap Stock Fund

Dear Investor

The first half of 2014 has proven a lot more eventful than one might have surmised from hearing of the stock market’s surge to all-time highs and surprisingly benign volatility. The small-cap Russell 2000 Index performed strongly through early March before suffering a correction and subsequently recovering most of the drop by the end of the second quarter. From late February through mid-May, last year’s asset class darlings suffered stunning declines, with health care shares dropping 17%, biotechnology stocks plunging 27%, and nonearning growth stocks sinking more than 20%. Technology stocks were hit as well, best illustrated by a 30% decline in the Bessemer Venture Partners Cloud Computing Index from the end of February through early May. But the sell-off in momentum stocks halted later in the period, and the Russell 2000 resumed its upward trajectory. We are pleased to report that our Institutional Small-Cap Stock Fund outperformed the market for the half year.

The Institutional Small-Cap Stock Fund gained 4.34% in the first half of our fiscal year and outperformed the Russell 2000 Index and our Lipper peer group index. The fund’s long-term relative performance remained strong. Based on cumulative total return, Lipper ranked the Institutional Small-Cap Stock Fund in the top 10% of small-cap core funds in the 5- and 10-year periods ended June 30, 2014. Lipper ranked the fund 255 of 750, 82 of 667, 21 of 589, and 22 of 360 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2014, respectively. (Results will vary for other periods. Past performance cannot guarantee future results.)

The sharp contraction in economic growth in the first quarter was due, in our view, to severe winter weather, and we believe the economy will continue to grow for the balance of 2014. The world is indeed an uncertain place—witness military conflicts in Ukraine, Iraq, and Syria and the resulting pressures on oil prices. But absent a major international crisis, we believe the U.S. equity markets will continue to rise in 2014. We are not so sanguine about small-cap shares, however. Please see our outlook for more details.

Performance Review

Our portfolio outperformed its benchmark in the first half of the fiscal year due to strong stock selection in the industrials and business services sector, followed by the materials sector. Health care and energy were also strong contributors. Attractive yields and a very cold winter benefited our utilities holdings. The sell-off in technology companies, particularly in software, hampered results.

U.S. manufacturing strengthened despite lackluster first-quarter growth. Later-cycle industries and stocks tied to the nonresidential real estate recovery led the way. Manitowoc turned in a great first half as the firm has seen strong demand for its crane business. Moreover, activist investors pressured the company late in the period to add value through spinning off its commercial food equipment business, which caused shares to surge. Acuity Brands also benefited from the real estate recovery due to the popularity of its lighting solutions products. We believe that Acuity is well positioned to thrive amid increased demand for energy-efficient resources. Construction equipment maker H&E Equipment Services experienced strong pricing power and increased equipment utilization. The company could benefit from Gulf Coast business and the North American energy renaissance. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The trucking industry is a natural beneficiary of the stronger U.S. economy. Knight Transportation gained on increased demand in the truckload carrier space. Pricing is competitive, and the recovering manufacturing sector is promising for the firm’s outlook. Knight reported improved revenues in its tractor business, and its used equipment business and logistics operations offerings also performed well.

We are on the lookout for firms with the prospects of exciting investor sentiment. Two stocks that fit this bill are EnPro Industries and Mobile Mini. EnPro surged after a federal bankruptcy judge issued a favorable ruling affecting the company’s gasket subsidiary, Garlock Sealing Technologies, in an asbestos-related lawsuit. While claimants had sought $1.3 billion in damages, the judge set the liability at $125 million. The ruling and the recent selection of a proven executive at the helm of an underperforming firm bode well for Garlock’s future. Container company Mobile Mini reported lackluster earnings, but we believe the firm’s increased market penetration under the leadership of Erik Olsson is promising.

In the materials sector, Constellium, Franco-Nevada, Flotek Industries, and Compass Minerals were strong performers. Commercial aluminum maker Constellium projected solid growth in its aerospace business as it expects its lighter-weight products to reap significant savings for Airbus and other customers. Minerals company Franco-Nevada reported strong earnings and maintained guidance for the full year. It has an admirable balance sheet, holding $682 million in cash and no debt. Specialty chemical company Flotek has a small artificial lift business and a drilling rental product operation and has successfully launched an environmentally friendly drilling fluid product that is beneficial in the fracking industry and has strong prospects overseas. Compass Minerals is one of North America’s largest salt suppliers and a huge beneficiary of our recent brutal winter. Stockpiles of salt will be down, and bid pricing is sure to be firmer than last winter.

Our health care holdings have often performed well, and our strong stock selection is due to our rigorous proprietary research platform. This period was no exception. Pacira Pharmaceuticals soared as demand for non-opioid pain medication Exparel remained robust. The Food and Drug Administration (FDA) also approved a second manufacturing site for the drug. Pacira also noted that it has been given FDA permission to test its new pain-blocking treatment on patients receiving total knee replacements. Longtime holding Alkermes announced good data on a phase III study to treat schizophrenia, and the company expects to submit a drug application for the treatment this year. Alkermes’ pipeline of other medicines, including drugs to treat depression, appears promising. Incyte continues to benefit from its cancer protocols, notably in the treatment of pancreatic cancer.

The energy sector added to fund performance on the strong results of Diamondback Energy, EPL Oil & Gas, Clayton Williams Energy, and Matador Resources. Diamondback Energy soared amid a spike in oil prices and increased production. EPL agreed to be acquired by Energy XXI Bermuda for approximately a 33% premium to its trading price. Clayton Williams had strong earnings due to its profitable holdings in the Delaware/Permian Basin. Speculation that Clayton Williams could be an attractive takeover target or that the firm could sell its Permian interest pushed shares higher. However, we do not view an acquisition as likely and decided to exit our position. Matador Resources continued to execute on its drilling strategy in both the Eagleford and Permian Basins.

Most residents along the East Coast and upper Midwest have no trouble recalling last winter’s favorite new catchphrase, “polar vortex.” The severe weather caused a significant spike in energy demand and helped our independent power holdings to outperform. Dynegy rose significantly given the recovering power market and the prospect of significant capacity reductions on the horizon due to regulatory-driven retirements of certain fossil fuel plants. Management notes that the polar vortex is a strong indication of how demand and price can spike in a period of short supply. NRG Energy also gained ground. We believe NRG will benefit from tighter electricity markets. Public Service of New Mexico had strong performance amid reports that the utility might be an acquisition target. The firm is making good progress in its plan to bring its San Juan power station into regulatory compliance to meet new clean air rules. These capital investments and its closure of older coal-burning units could, if approved, drive an attractive earnings growth story.

Merger and acquisition activity picked up dramatically in the first half. TW Telecom agreed to be acquired by Level 3 Communications in a cash and stock deal worth more than $40 per share—a premium of $4 at the time of the announcement. Pinnacle Foods rose as the firm received a takeout bid from Hillshire. Though Hillshire later agreed to be acquired by Tyson Foods, Pinnacle will receive a significant breakup fee. The proposed deal served to highlight value at the company. Idenix Pharmaceuticals agreed to be acquired by Merck for a huge premium, driving the shares up nearly threefold in the period. The huge premium came amid promising development of its treatment of the hepatitis C virus.

While the consumer discretionary sector weighed on relative results, Jack in the Box turned in strong results following solid earnings and healthy prospects for further margin expansion. The company’s Qdoba Mexican Grill subsidiary also saw its earnings improve. Jack in the Box remained aggressive in returning value to shareholders through continued share repurchases. Restoration Hardware Holdings, a new holding, gained as it increased its share in the household goods space. It reiterated goals for strong sales growth and margin expansion. On the other hand, poor same-store sales hurt Quicksilver, Hibbett Sports, and Pier 1 Imports amid a competitive environment and severe weather. Boat maker Brunswick was hampered by the weather and stronger automobile demand, which may have had a negative impact on other big-ticket items, such as boats.

Other poor performers included Financial Engines, CommVault Systems, Meridian Bioscience, and Louisiana-Pacific. Financial Engines had a tough first quarter as high-growth and high-volatility stocks declined amid strong expectations. Investors also appeared to fret about the company’s growing competition. Communications equipment maker CommVault declined on disappointing earnings and concerns that cloud computing is disrupting traditional software models. Meridian Bioscience fell on declining revenues amid fewer hospital admissions. Louisiana-Pacific suffered from lower prices on its oriented strand board, an alternative to plywood, and the pause in the housing recovery. Moreover, the Justice Department successfully blocked a proposed accretive merger with Ainsworth Lumber.

Portfolio Review

On the Buy Side
Two major purchases were in the financials sector. We revisited an old holding, First Niagara Financial. We had decided to sell shares in the bank after its previous management decided to use the financial crisis to justify an aggressive acquisition strategy. New management is in the process of moving the bank’s strategy away from mergers and acquisitions (M&A) and toward efficiency and share gains. Once this strategy is fully executed, we believe this inexpensive holding can generate strong returns. We bought Janus Capital Group as we believe the asset manager’s efforts to increase operating efficiencies and its improved investment performance bodes well for healthier client inflows and stronger earnings prospects.

We initiated a position in construction equipment maker Ritchie Bros. Auctioneers, as we believe this former holding will catch a healthy tailwind from the improving housing market. Ritchie has also adeptly deployed technological improvements to reduce costs and improve efficiencies. Ritchie is uniquely positioned to be the best auctioneer of construction equipment due to its vast database, global network of auction sites, and online capabilities. We bought NCI Building Systems, as we believe the company is similarly positioned to benefit from the recovery in nonresidential construction.

We took advantage of weakness to add Wolverine World Wide to the fund. Wolverine’s acquisition of PLG, with its largely domestic portfolio of brands, should prove additive over time as it can leverage its superior content on its competitive international distribution platform. Restoration Hardware is an innovative retailer that seeks out and “curates” the best small housewares and furniture designers around the world to deliver fresh products to consumers. This category is not as threatened by online retailers given the high cost of shipping furniture. Management can utilize its excellent merchandising talent to gain share in this fragmented market.

The consumer staples area is typically a rich space where value-oriented investors are challenged to find attractively priced merchandise. We bought food maker Post Holdings, as we believe its chief executive officer and chairman, Bill Stiritz, can deliver on the company’s aggressive diversified product line into higher-growth categories. We also think the company could add value through acquisitions in the high-nutrition market, which remains extremely fragmented.

Clearwater Paper, spun off by Potlatch in 2008, has repurchased shares and repositioned itself by completing a major capital spending project at its Shelby Tissue mill. We believe that free cash flow is set to improve, and management has committed to returning a substantial portion to shareholders. We also initiated a position in steel service center Worthington Industries, which is transforming into a diversified manufacturer through acquisitions. We were attracted to the company’s free cash flow generation, improving profitability, and growth prospects.

We took advantage of the technology sell-off to add to holdings Fleetmatics and Proofpoint and to initiate a position in Descartes Systems. Fleetmatics is a well-positioned, category-leading growth company serving the delivery van market worldwide. We believe the company’s strong management team can build value over time. Software security vendor Proofpoint is an emerging leader in enterprise technology. Software-as-a-service provider Descartes Systems is a global operator enabling some 170,000 users to manage transportation transactions. The company also sports an attractive valuation.

On the Sell Side
We eliminated several holdings that were acquired. These include EPL Oil & Gas, acquired by Energy XXI; AMCOL International, acquired by Minerals Technology; and Unisource Energy, which was bought by Fortis. Consolidated Graphics was purchased by RR Donnelly. OpenTable and TW Telecom were also subject to takeover bids, and we substantially reduced our position sizes.

As noted earlier, we eliminated Clayton Williams Energy. We also cut holdings in Watts Water Technologies on valuation.

In addition, we eliminated or reduced some of our holdings that have become mid-cap stocks. We trimmed Acuity Brands due to its recent strong performance and increased valuation. The market increasingly shares our view that Acuity will benefit from the eventual recovery in nonresidential construction and continued secular growth in energy-efficient renovation. We eliminated NRG Energy as it appreciated on improved power market fundamentals, moving the utility into the mid-cap range. Similarly, we reduced Kilroy Realty after its strong performance. The same logic applied to our modest reductions in Signature Bank and OGE Energy.

We also reduced our position in longtime holding Pool, the country’s largest distributor of pool supplies, after it increased by about 300% since 2009 and reached an all-time high. While we continue to like the company’s prospects as new pool construction recovers, we believe this potential is increasingly reflected in the stock’s price.

Outlook

In January, we wrote that our greatest concern remained extended valuations of small-caps, noted that value was hard to find, and urged investors to be cautious. The 10% pullback through early May was certainly no surprise. More remarkable, perhaps, was the rapid recovery through June.

While small-caps underperformed large-caps by nearly 400 basis points in the first half of the year, they remain, by nearly every metric, expensive versus large-caps. The asset class remains richly valued versus the S&P 500. The Russell 2000 forward price/earnings (P/E) ratio sits at 19 times earnings and, according to a Merrill Lynch study, is more than one standard deviation above its normal levels. Performance is often challenging from these lofty heights. Similarly, research group Leuthold reported that, at the end of May, small-caps were selling at a 17% valuation premium to large-caps and, while down from their recent peak, remained significantly above their median 4% premium over large-caps. Our own internal yardstick, the New Horizons Fund’s P/E relative to the S&P 500 P/E was in nosebleed territory, at 2.15 at the end of the period, another typical sign of the rich valuations in small-caps.

Other warning signs include negative cash flows from small-cap funds driven by outflows from small-cap exchange-traded funds, and a robust initial public offering (IPO) market. In July, The Wall Street Journal noted that $36 billion was raised in the IPO market in the first half of 2014, a level not reached since the dot-com boom. Scarcity value has been a supportive leg in the bull market, now in its fifth year, and extra supply typically has a way of depressing prices. Offsetting this somewhat is the recent surge in M&A transactions, though prior to recent weeks, this seemed to be more concentrated in mid- and large-cap segments.

All in all, we are far from sanguine. In our opinion, large-cap shares look more attractive than small-caps, and we would not be surprised to see another correction in the group in the coming months. We would urge shareholders to carefully review their small-cap holdings as a portion of their overall equity allocation and, once again, to consider reducing any excessive exposure to the group.

As always, we thank you for your continued confidence in our work.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment
Advisory Committee

July 14, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Stock Investing

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Glossary

Basis point: One one-hundredth of one percentage point, or 0.01%.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as defined by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Price-to-earnings (P/E) ratio–12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Russell 2000 Growth Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecast growth rates.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with higher price/book ratios and higher forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Small-Cap Stock Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Small-Cap Stock Fund
June 30, 2014 (Unaudited)

## Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2014. Purchase and sales cost and investment income reflect all activity for the period then ended.

| Affiliate | Purchase Cost | Sales Cost | Investment Income | Value 6/30/14 | Value 12/31/13 |
|---|---|---|---|---|---|
| T. Rowe Price Reserve Investment Fund, 0.06% | ¤ | ¤ | $ 7 | $ 34,100 | $ 29,548 |
| Totals | | | $ 7 | $ 34,100 | $ 29,548 |

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

| | |
|---|---|
| Investment in securities, at cost | $ 34,100 |
| Dividend income | 7 |
| Interest income | - |
| Investment income | $ 7 |
| Realized gain (loss) on securities | $ - |
| Capital gain distributions from mutual funds | $ - |

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Small-Cap Stock Fund
June 30, 2014 (Unaudited)
($000s, except shares and per share amounts)

| | | |
|---|---|---|
| **Assets** | | |
| Investments in securities, at value (cost $1,055,212) | $ | 1,600,753 |
| Receivable for investment securities sold | | 3,903 |
| Dividends and interest receivable | | 941 |
| Cash | | 22 |
| Receivable for shares sold | | 22 |
| Other assets | | 69 |
| Total assets | | 1,605,710 |
| **Liabilities** | | |
| Payable for investment securities purchased | | 4,771 |
| Payable for shares redeemed | | 2,329 |
| Investment management fees payable | | 846 |
| Due to affiliates | | 8 |
| Other liabilities | | 89 |
| Total liabilities | | 8,043 |
| **NET ASSETS** | **$** | **1,597,667** |
| **Net Assets Consist of:** | | |
| Undistributed net investment income | $ | 2,676 |
| Accumulated undistributed net realized gain | | 67,587 |
| Net unrealized gain | | 545,541 |
| Paid-in capital applicable to 75,571,828 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized | | 981,863 |
| **NET ASSETS** | **$** | **1,597,667** |
| **NET ASSET VALUE PER SHARE** | **$** | **21.14** |

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)
($000s)

| | | 6 Months Ended 6/30/14 |
|---|---|---|
| **Investment Income (Loss)** | | |
| Income | | |
| Dividend | $ | 7,945 |
| Interest | | 8 |
| Total income | | 7,953 |
| Expenses | | |
| Investment management | | 5,198 |
| Shareholder servicing | | 2 |
| Prospectus and shareholder reports | | 23 |
| Custody and accounting | | 86 |
| Registration | | 37 |
| Legal and audit | | 12 |
| Directors | | 4 |
| Proxy and annual meeting | | 7 |
| Miscellaneous | | 9 |
| Total expenses | | 5,378 |
| Net investment income | | 2,575 |
| **Realized and Unrealized Gain / Loss** | | |
| Net realized gain (loss) | | |
| Securities | | 56,258 |
| Foreign currency transactions | | 3 |
| Net realized gain | | 56,261 |
| Change in net unrealized gain / loss on securities | | 6,832 |
| Net realized and unrealized gain / loss | | 63,093 |
| **INCREASE IN NET ASSETS FROM OPERATIONS** | **$** | **65,668** |

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Small-Cap Stock Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Small-Cap Stock Fund
June 30, 2014 (Unaudited)

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Small-Cap Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $17,000 for the six months ended June 30, 2014.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2014, totaled $1,349,000 for the six months ended June 30, 2014. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $179,438,000 and $267,480,000, respectively, for the six months ended June 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2014, the cost of investments for federal income tax purposes was $1,059,962,000. Net unrealized gain aggregated $540,791,000 at period-end, of which $567,429,000 related to appreciated investments and $26,638,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended June 30, 2014, expenses incurred pursuant to these service agreements were $48,000 for Price Associates and $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund, in particular, because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets, and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and that the fund’s total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 18, 2014